Share-Based Compensation	12 Months Ended
Dec. 28, 2024
Share-Based Payment Arrangement, Noncash Expense [Abstract]
Stock-Based Compensation	Share-Based Compensation
Our share-based compensation program is designed to attract and retain employees while also aligning employees’ interests with the interests of our shareholders. PepsiCo has granted stock options, RSUs, PSUs and long-term cash awards to employees under the shareholder-approved PepsiCo, Inc. Long-Term Incentive Plan (LTIP). Executives who are awarded long-term incentives based on their performance may generally elect to receive their grant in the form of stock options or RSUs, or a combination thereof. Executives who elect stock options receive four stock options for every one RSU that would have otherwise been granted. Certain executive officers and other senior executives do not have a choice and are granted 66% PSUs and 34% long-term cash, each of which are subject to pre-established performance targets.
The Company may use authorized and unissued shares to meet share requirements resulting from the exercise of stock options and the vesting of RSUs and PSUs.
As of December 28, 2024, 95 million shares were available for future share-based compensation grants under the LTIP.
The following table summarizes our total share-based compensation expense, which is primarily recorded in selling, general and administrative expenses, and excess tax benefits recognized:

	2024	2023	2022
Share-based compensation expense - equity awards	$362	$380	$343
Share-based compensation expense - liability awards	7	19	30
Acquisition and divestiture-related charges	—	—	3
Restructuring charges	(5)	(1)	—
Total	$364	$398	$376
Income tax benefits recognized in earnings related to share-based compensation	$68	$73	$62
Excess tax benefits related to share-based compensation	$33	$36	$44
As of December 28, 2024, there was $398 million of total unrecognized compensation cost related to nonvested share-based compensation grants. This unrecognized compensation cost is expected to be recognized over a weighted-average period of two years.
Method of Accounting and Our Assumptions
The fair value of share-based award grants is amortized to expense over the vesting period, primarily three years. Awards to employees eligible for retirement prior to the award becoming fully vested are amortized to expense over the period through the date that the employee first becomes eligible to retire and is no longer required to provide service to earn the award. In addition, we use historical data to estimate forfeiture rates and record share-based compensation expense only for those awards that are expected to vest.
We do not backdate, reprice or grant share-based compensation awards retroactively. Repricing of awards would require shareholder approval under the LTIP.
Stock Options
A stock option permits the holder to purchase shares of PepsiCo common stock at a specified price. We account for our employee stock options under the fair value method of accounting using a Black-Scholes valuation model to measure stock option expense at the date of grant. All stock option grants have an exercise price equal to the fair market value of our common stock on the date of grant and generally have a 10-year term.
Our weighted-average Black-Scholes fair value assumptions are as follows:

	2024	2023	2022
Expected life	7 years	7 years	7 years
Risk-free interest rate	4.2%	4.2%	1.9%
Expected volatility	16%	16%	16%
Expected dividend yield	2.9%	2.7%	2.5%
The expected life is the period over which our employee groups are expected to hold their options. It is based on our historical experience with similar grants. The risk-free interest rate is based on the expected U.S. Treasury rate over the expected life. Volatility reflects movements in our stock price over the most recent historical period equivalent to the expected life. Dividend yield is estimated over the expected life based on our stated dividend policy and forecasts of net income, share repurchases and stock price.
A summary of our stock option activity for the year ended December 28, 2024 is as follows:

	Options(a)	Weighted-Average Exercise Price Per Unit	Weighted-Average Contractual Life Remaining (years)	Aggregate Intrinsic Value(a)
Outstanding at December 30, 2023	11,167	$136.10
Granted	2,034	$164.48
Exercised	(1,555)	$107.36
Forfeited/expired	(591)	$165.37
Outstanding at December 28, 2024	11,055	$143.88	6.16	$177,780
Exercisable at December 28, 2024	5,369	$119.78	3.98	$177,780
Expected to vest as of December 28, 2024	5,403	$166.64	8.19	$—
(a)In thousands.
Restricted Stock Units and Performance Stock Units
Each RSU represents our obligation to deliver to the holder one share of PepsiCo common stock when the award vests at the end of the service period. PSUs are awards pursuant to which a number of shares are delivered to the holder upon vesting at the end of the service period based on PepsiCo’s performance against specified financial performance metrics. The number of shares may be increased to the maximum or reduced to the minimum threshold based on the results of these performance metrics in accordance with the terms established at the time of the award. During the vesting period, RSUs and PSUs accrue dividend equivalents that pay out in cash (without interest) if and when the applicable RSU or PSU vests and becomes payable.
The fair value of RSUs and PSUs are measured at the market price of the Company’s stock on the date of grant.
A summary of our RSU and PSU activity for the year ended December 28, 2024 is as follows:

	RSUs/PSUs(a)	Weighted-Average Grant-Date Fair Value Per Unit	Weighted-Average Contractual Life Remaining (years)	Aggregate Intrinsic Value(a)
Outstanding at December 30, 2023	5,598	$156.43
Granted	2,348	$164.25
Converted	(2,055)	$134.42
Forfeited	(525)	$165.96
Outstanding at December 28, 2024 (b)	5,366	$166.09	1.28	$820,429
Expected to vest as of December 28, 2024 (c)	5,306	$166.14	1.20	$811,310
(a)In thousands. Outstanding awards are disclosed at target.
(b)The outstanding PSUs for which the vesting period has not ended as of December 28, 2024, at the threshold, target and maximum award levels were zero, 0.7 million and 1.3 million, respectively.
(c)Represents the number of outstanding awards expected to vest, including estimated performance adjustments on all outstanding PSUs as of December 28, 2024.
Long-Term Cash
Certain executive officers and other senior executives were granted long-term cash awards for which final payout is based on PepsiCo’s total shareholder return relative to a specific set of peer companies and achievement of a specified performance target over a three-year performance period.
Long-term cash awards that qualify as liability awards under share-based compensation guidance are valued through the end of the performance period on a mark-to-market basis using the Monte Carlo simulation model.
A summary of our long-term cash activity for the year ended December 28, 2024 is as follows:

	Long-Term Cash Award(a)	Balance Sheet Date Fair Value(b)	Contractual Life Remaining (years)
Outstanding at December 30, 2023	$51,851
Granted	19,499
Vested	(15,241)
Forfeited	(2,139)
Outstanding at December 28, 2024 (c)	$53,970	$36,199	1.24
Expected to vest as of December 28, 2024	$49,546	$32,681	1.24
(a)In thousands, disclosed at target.
(b)In thousands, based on the most recent valuation as of December 28, 2024.
(c)The outstanding awards for which the vesting period has not ended as of December 28, 2024, at the threshold, target and maximum award levels based on the achievement of its market conditions were zero, $54 million and $108 million, respectively.
Other Share-Based Compensation Data
The following is a summary of other share-based compensation data:

	2024	2023	2022
Stock Options
Total number of options granted (a)	2,034	2,162	2,422
Weighted-average grant-date fair value per unit of options granted	$27.29	$29.81	$19.72
Total intrinsic value of options exercised (a)	$99,388	$100,209	$134,580
Total grant-date fair value of options vested (a)	$14,759	$11,830	$9,661
RSUs/PSUs
Total number of RSUs/PSUs granted (a)	2,348	2,151	2,263
Weighted-average grant-date fair value per unit of RSUs/PSUs granted	$164.25	$171.11	$163.02
Total intrinsic value of RSUs/PSUs converted (a)	$372,612	$396,123	$329,705
Total grant-date fair value of RSUs/PSUs vested (a)	$280,673	$286,605	$196,649
(a)In thousands.
As of December 28, 2024 and December 30, 2023, there were approximately 311,000 and 330,000 outstanding awards, respectively, consisting primarily of phantom stock units that were granted under the PepsiCo Director Deferral Program and will be settled in shares of PepsiCo common stock pursuant to the LTIP at the end of the applicable deferral period, not included in the tables above.